The Comparative Figures (Tables)	12 Months Ended
Mar. 31, 2022
Comparative Figures
Schedule of estimated fair value of major classes of assets acquired and liabilities

Fair Value ($)
Cash	4,644
Inventories	1,425,080
Amount due from a related party	151,362
Property, plant and equipment, net	5,873
Other assets	21,641
Net assets value	1,608,600

Goodwill	—
Total purchase consideration	1,608,600